MANAGER AND FOUNDER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Thomas A. Christopher
   Douglas Dean
   Diana P. Herrmann
   Carroll F. Knicely
   Theodore T. Mason
   Anne J. Mills
   William J. Nightingale
   James R. Ramsey

OFFICERS
   Diana P. Herrmann, President
   Thomas S. Albright, Senior Vice President
     and Portfolio Manager
   Jerry G. McGrew, Senior Vice President
   Teresa M. Blair, Vice President
   Jason T. McGrew, Assistant Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

DECEMBER 31, 2000

                                    CHURCHILL
                                TAX-FREE FUND OF
                                    KENTUCKY

                          A TAX-FREE INCOME INVESTMENT

[Logo of Churchill Tax-Free Fund of Kentucky: a standing pegasus in a circle]

[Logo of Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Churchill Tax-Free Fund of Kentucky: a standing pegasus in a circle]

                  SERVING KENTUCKY INVESTORS FOR OVER A DECADE

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                                  ANNUAL REPORT

                               "ON THE PLUS SIDE"

                                                                February 9, 2001

Dear Fellow Shareholder:

     It is always nice to have an Annual Report in which you can brag about the plus side returns. For Churchill Tax-Free Fund of Kentucky, the year 2000 was just such a year.

     The year 2000 proved to many people that no longer can one expect returns on investments to average 20% a year - such as had previously been the case for several years with the stock market. In fact, unless one was very lucky, they ended up the year having lost money in stocks, rather than ending up on the plus side.

     Churchill Tax-Free Fund of Kentucky, on the other hand, did produce a positive return for those who were investors in the Fund for the entire year - from January 1 through December 31, 2000. These investors saw the Fund's share price rise from $10.06 on January 1, 2000 to a closing price of $10.40 on December 31, 2000. This gain in share price was in addition to the tax-free monthly income that is consistently distributed to investors in the form of dividends.

     As we have explained to you in the past, interest rate changes by the Federal Reserve Board (the "Fed") affect the Fund's share price and ultimate total return. There have been some years in which interest rate changes by the Fed affected the share value of the Fund so that the total return to investors was more on the negative side.

     As we are sure you are aware, during most of the year 2000, the upward bias of interest rates produced by actions of the Fed slowed the economic progress of our country from its previous sizzling rate. Near the end of the year, however, the market foresaw the potential for a downward movement in rates. This anticipated downward trend pushed the share value of the Fund up. And, this is exactly what happened in January, 2001 through actions by the Fed. The Fed saw signs of the U.S. economy coming to a screeching halt as compared with the earlier dynamic growth prospects. Therefore, the Fed decreased rates twice in January by 0.5 of 1% for a total of decline of 1%.

YOUR FUND'S COMPOSITION

     We have always taken the approach that it is impossible to second-guess exactly what interest rates will do. More specifically, it is almost impossible to guess what the Fed will do to help speed up or slow down the economic activity of our country.

     Consequently, we have always taken the approach of having a variety of bonds with differing maturities and rates composing the Fund's overall portfolio. This tends to produce a blend of returns that we can pass on to our shareholders.


     Also, we have always taken the approach of having the Fund comprised of high-quality securities - AAA to Baa, with the average being AA. Indeed, we strive to never have a situation in which any municipal bonds in the portfolio cause us problems. Specifically, a high quality orientation for the Fund avoids problems. We want to ensure, to the best of our ability, that you can always "sleep well at night" through your ownership of Churchill Tax-Free Fund of Kentucky.

     Furthermore, we have always taken the viewpoint that the Fund's portfolio should be well diversified in terms of the kinds of projects in which we invest as well as the geographic distribution within Kentucky of the Fund's investments. This is another way to manage the stability of the portfolio and produce the kind of return that we want to see for our shareholders.

THE MERITS OF ASSET ALLOCATION

     The securities markets conditions that were experienced in the year 2000 vividly illustrate the merits of asset allocation. Management of the Fund cannot second-guess the right kind of asset allocation that any specific individual investor in the Fund should have. That is really a very personal decision, based upon many factors. However, what we can say is that having a portion of one's assets invested in fixed income securities can tend to be a major factor of comfort for any investor, particularly when stock markets decline - such as happened in the year 2000.

HAPPINESS IS...

     ...having a positive return for shareholders in Churchill Tax-Free Fund of Kentucky compared with investors who are crying about their results in the stock market. From the responses we have had to date from investors of the Fund, this is exactly the case.

APPRECIATION

     Your continued support of the Fund through your investment is greatly appreciated. We will constantly do what is necessary to merit the confidence you have placed in us.

                                   Sincerely,




/s/  Diana P. Herrmann                  /s/  Lacy B. Herrmann
----------------------                  ----------------------
Diana P. Herrmann                       Lacy B. Herrmann
President                               Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Churchill Tax-Free Fund of Kentucky for the 10-year period ended December 31, 2000 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

Lehman Brothers              Fund's Class A Shares
Quality Intermediate      With Sales         Without           Cost of
Municipal Bond Index        Charge        Sales Charge      Living Index

      $10,000               $9,600           $10,000           $10,000
      $11,114              $10,621           $11,067           $10,254
      $11,927              $11,560           $12,045           $10,561
      $13,107              $12,773           $13,310           $10,845
      $12,749              $12,363           $12,882           $11,166
      $14,508              $14,035           $14,625           $11,450
      $15,127              $14,673           $15,290           $11,794
      $16,234              $15,827           $16,492           $12,048
      $17,377              $16,630           $17,328           $12,227
      $17,427              $16,380           $17,068           $12,549
      $18,931              $17,783           $18,530           $12,982


                                     AVERAGE ANNUAL TOTAL RETURN
                                 FOR PERIODS ENDED DECEMBER 31, 2000

                                                               SINCE
                               1 YEAR   5 YEARS   10 YEARS   INCEPTION

Class A (5/21/87)
     With Sales Charge .......  4.11%     3.94%     5.93%      6.47%
     Without Sales Charge ....  8.45%     4.80%     6.36%      6.79%

Class C (4/1/96)
     With CDSC ...............  6.49%      n/a       n/a       4.48%
     Without CDSC ............  7.54%      n/a       n/a       4.48%

Class Y (4/1/96)
     No Sales Charge .........  8.62%      n/a       n/a       5.51%

Lehman Index .................  8.63%     5.47%     6.59%      6.51% (Class A)
                                8.63%      n/a       n/a       5.81% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     What a difference a year makes! Last year at this time, we were commenting about the unbelievable returns being generated in the equity market, especially by stocks in the technology sector. That excitement cooled off considerably as the year 2000 progressed. An unprecedented number of "dot.coms" turned into "dot.bombs". This past year, many investors learned that the stock market had more than one direction - it could also go down.

     While 1999's preparation for Y2K was indeed the event of the last century, we closed out 2000 counting "dimpled chads"! With the presidential election finally behind us, we wait anxiously to see how the incoming Bush Administration will address the genuine threat of the first economic slowdown - possibly a recession - we have seen in nearly a decade.

     The equity market once again took center stage last year. But for much different reasons than in the recent past - after several years of uninterrupted upward momentum, the major stock indices turned in NEGATIVE performance. The Dow Jones Industrial Average dropped 6.2%; the S & P 500 Index fell 9.2%; and the technology-heavy NASDAQ Composite Index plummeted 39.3% - after having risen nearly 84% in 1999.

     Throughout all of 2000, the Federal Reserve Bank maintained its restrictive credit stance by raising interest rates three times during the year. The markets feared that economic growth and the rise of underlying commodity prices - particularly the price of oil and natural gas - would eventually translate into a more restrictive monetary policy and higher interest rates. Oil prices continued to soar in 2000 as we saw gasoline prices exceed $2.00 a gallon. OPEC reduced supply to boost prices. Two measures of inflation, the Producer Price Index (PPI) and the Consumer Price Index (CPI), were higher in 2000: 3.6% and 3.4%, respectively. These figures represent the highest inflation we have experienced in over a decade.

     Long maturity U. S. Treasury securities turned in the best total return of all fixed-income investments last year. This strong performance was due in large part to the multi-billion dollar buyback program funded by the current federal budget surplus. This reduced the amount of Treasury bonds outstanding by billions of dollars. Thirty-year U. S. Treasury bonds rose 20.0%, versus a return of -15.1% in 1999. Long-term municipal bonds provided a return of 17.1%, versus a return of -6.3% in 1999.

     As a result of the conservative intermediate maturity structure and the overall high quality of the portfolio, the Churchill Tax-Free Fund of Kentucky had a total rate of return of 8.5% in 2000, versus a decline of 1.5% in 1999. This compares very favorably with the 7.7% performance posted by the universe of all fixed-income mutual funds.

     The investment objective of the Churchill Tax-Free Fund of Kentucky is to provide as high a level of triple tax-exempt current income as is consistent with the preservation of capital. This objective continues to be successfully addressed by adhering to a discipline of solid fundamental, conservative portfolio management ideals. The Fund continues to maintain an average credit quality of "AA". We are proud to have once again earned a four-star rating from Morningstar, the independent mutual fund rating service. Our "laddered" maturity structure helps us manage price volatility. The Fund has an average life of approximately 14.0 years and a duration of 5.4 years. We maintain a well-diversified portfolio of over 120 different Kentucky issues.

     While we are cautiously optimistic about the economy in 2001, we continue to be concerned about the price of oil as OPEC reduces production in 2001. With the prospect of higher inflation and the highest energy prices since the Gulf War in 1990, it is likely that the Federal Reserve will continue to modestly reduce interest rates over the course of 2001. To address these concerns, we will "stay the course" and manage the portfolio by taking advantage of opportunities in the Kentucky marketplace that are consistent with the investment objectives of the Fund.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Tax-Free Fund of Kentucky:

     We have audited the accompanying statement of assets and liabilities of Churchill Tax-Free Fund of Kentucky, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Tax-Free Fund of Kentucky as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG LLP
-------------
KPMG LLP


New York, New York
January 31, 2001

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2000

                                                                           RATING
   FACE                                                                   MOODY'S/
  AMOUNT       REVENUE BONDS (98.7%)                                         S&P               VALUE
               STATE AGENCIES (15.9%)
               Kentucky Area Development
$   345,000       5.750%, 12/01/27, LOC Fifth Third Bank..............      NR/AA         $    347,156
    145,000       5.600%, 06/01/28, LOC Fifth Third Bank..............      NR/AA              143,731
    785,000       5.500%, 06/01/28, LOC Fifth Third Bank..............      NR/AA              769,300
               Kentucky Higher Education Student Loan Corporation
                  Insured Student Loan Revenue
  1,490,000       6.500%, 06/01/02....................................     Aaa/AA-           1,527,250
  2,955,000       6.800%, 06/01/03....................................     Aaa/AA-           3,080,588
  1,915,000       7.100%, 12/01/11....................................     Aaa/AA-           1,980,014
               Kentucky Infrastructure Authority Revenue
    555,000       7.200%, 06/01/11....................................     Aa3/AA              572,144
    635,000       5.250%, 06/01/12....................................     Aa3/AA              659,606
    875,000       6.500%, 06/01/12....................................     Aa3/AA              914,375
  1,110,000       6.375%, 06/01/14, Pre-Refunded......................     Aa3/AA            1,225,162
  1,500,000       5.375%, 02/01/18....................................     Aa3/AA            1,513,125
               Kentucky Local Correctional Facilities Construction
                  Authority Revenue
  6,325,000       5.500%, 11/01/14, FSA Insured.......................     Aaa/AAA           6,546,375
               Kentucky Rural Economic Development Authority
  3,110,000       7.250%, 06/01/17, LOC Bank One......................      NR/A+            3,249,950
               Kentucky State Property and Buildings
                  Commission Revenue
    365,000       7.000%, 02/01/06, Pre-Refunded......................     NR/AAA              373,077
  3,000,000       6.250%, 09/01/07, MBIA Insured......................     Aaa/AAA           3,341,250
  4,510,000       6.625%, 10/01/07, Pre-Refunded......................     NR/AAA            4,683,590
    220,000       6.000%, 09/01/08....................................    Aa3/AA-              243,650
    500,000       5.500%, 11/01/09, AMBAC Insured.....................     Aaa/AAA             532,500
  1,000,000       6.500%, 08/01/11, Pre-Refunded......................     Aaa/AAA           1,033,700
    400,000       5.000%, 09/01/13....................................    Aa3/AA-              405,000
               Puerto Rico Public Buildings Authority
  1,000,000       6.875%, 07/01/12, Pre-Refunded......................     Aaa/AAA           1,056,250
                                                                                          ------------
                                                                                            34,197,793
                                                                                          ------------



               COUNTY AGENCIES (13.6%)
               Clark County Kentucky Public Properties Corp. Revenue
$ 1,120,000       6.700%, 06/01/16, Pre-Refunded......................      A/NR          $  1,153,936
               Floyd County Public Property, Courthouse Revenue
    510,000       5.500%, 09/01/14....................................      NR/A+              533,588
               Jefferson County Kentucky Capital Projects
  1,000,000       5.200%, 06/01/08, MBIA Insured......................     Aaa/AAA           1,055,000
    570,000       5.250%, 06/01/13, MBIA Insured......................     Aaa/AAA             591,375
    420,000       5.250%, 06/01/14, MBIA Insured......................     Aaa/AAA             433,125
  3,370,000       5.375%, 06/01/18, MBIA Insured......................     Aaa/AAA           3,445,825
  1,640,000       5.375%, 06/01/22, MBIA Insured......................     Aaa/AAA           1,664,600
  5,900,000       5.500%, 06/01/28, MBIA Insured......................     Aaa/AAA           6,018,000
               Muhlenberg County Kentucky Industrial
                  Development Revenue
  1,500,000       7.000%, 09/01/01....................................      NR/A-            1,523,880
               Pendleton County Kentucky Multi-County
                  Lease Revenue
    500,000       7.300%, 03/01/02....................................      NR/AA              508,750
    570,000       7.550%, 03/01/10....................................      NR/AA              588,377
  4,500,000       6.500%, 03/01/19....................................      NR/A             4,713,750
  3,000,000       6.400%, 03/01/19....................................      NR/A             3,468,750
               Warren County Kentucky Justice Center Revenue
  2,875,000       5.350%, 09/01/29, MBIA Insured......................     Aaa/NR            2,907,344
               Warren County Kentucky Justice Unlimited Tax
                  General Obligation
    345,000       5.100%, 09/01/17, AMBAC Insured.....................     Aaa/AAA             348,019
    265,000       5.150%, 09/01/18, AMBAC Insured.....................     Aaa/AAA             266,988
                                                                                          ------------
                                                                                            29,221,307
                                                                                          ------------
               CITY/MUNICIPAL OBLIGATIONS (9.1%)
               Jeffersontown Kentucky Public Project Corp. Revenue
    500,000       5.750%, 11/01/15....................................      A3/NR              528,750
               Kentucky League Cities Funding Trust Certificates
                  of Participation
    700,000       5.900%, 08/01/16, (Owensboro).......................      NR/A               735,000
  1,715,000       6.200%, 08/01/17, (Covington).......................      NR/A+            1,811,469



               Louisville Kentucky Public Properties Corp.
$ 4,090,000       6.700%, 12/01/20, Pre-Refunded......................      A/A-          $  4,355,850
               Mount Sterling Kentucky Lease Revenue
  1,920,000       6.150%, 03/01/13....................................      Aa/NR            2,016,000
  7,000,000       6.200%, 03/01/18....................................      Aa/NR            7,332,500
               Munfordville Kentucky Industrial Development Revenue
  2,500,000       7.000%, 06/01/19, LOC Bank One......................      NR/A-            2,656,250
                                                                                          ------------
                                                                                            19,435,819
                                                                                          ------------
               HOSPITALS (9.5%)
               Floyd County Kentucky Hospital Revenue
    215,000       7.500%, 08/01/10, FHA Insured.......................     NR/AAA              219,648
               Hopkins County Kentucky Hospital Revenue
  1,000,000       6.625%, 11/15/11, MBIA Insured......................     Aaa/AAA           1,038,480
               Jefferson County Kentucky Health Facilities Revenue
  1,500,000       5.650%, 01/01/17, AMBAC Insured.....................     Aaa/AAA           1,554,375
  1,150,000       6.550%, 05/01/22, AMBAC Insured.....................     Aaa/AAA           1,201,750
               Kentucky Development Finance Authority
                  Hospital Revenue
  3,000,000       6.500%, 11/01/07, Pre-Refunded......................      A1/A+            3,117,390
  1,000,000       5.700%, 10/01/10, ACA Insured.......................      NR/A             1,041,250
  2,150,000       6.750%, 11/01/12, Pre-Refunded......................      A1/A+            2,238,429
  1,375,000       6.125%, 02/01/12, FSA Insured ......................     Aaa/AAA           1,447,187
  2,590,000       5.000%, 08/15/15, MBIA Insured......................     Aaa/AAA           2,554,388
  3,000,000       5.900%, 12/01/15, FGIC Insured......................     Aaa/AAA           3,146,250
  1,000,000       5.850%, 10/01/17, ACA Insured.......................      NR/A             1,021,250
  1,990,000       5.000%, 08/15/24, MBIA Insured......................     Aaa/AAA           1,870,600
                                                                                          ------------
                                                                                            20,450,997
                                                                                          ------------
               HOUSING (14.6%)
               Greater Kentucky Housing Assistance Corp. Multi-
                  Family Housing Revenue
    320,000       6.300%, 07/01/15, MBIA Insured......................     Aaa/NR              334,000
  2,025,000       6.050%, 07/01/22, MBIA Insured......................     Aaa/AAA           2,037,332
    275,000       6.400%, 07/01/23, MBIA Insured......................     Aaa/NR              286,687
               Jefferson County Kentucky Multi-Family Revenue,
                  (Taylorsville Road Project)
  1,530,000       5.750%, 06/01/23....................................      NR/AA            1,558,687



               Kentucky Housing Corporation Housing Revenue
$   835,000       6.500%, 01/01/07....................................     Aaa/AAA        $    868,400
    175,000       7.250%, 01/01/09....................................     Aaa/AAA             177,555
    980,000       7.125%, 01/01/10....................................     Aaa/AAA           1,006,450
  4,975,000       6.600%, 07/01/11....................................     Aaa/AAA           5,174,000
  1,445,000       5.400%, 07/01/14....................................     Aaa/AAA           1,470,288
    750,000       6.250%, 07/01/15....................................     Aaa/AAA             789,375
    315,000       6.100%, 07/01/16....................................     Aaa/AAA             329,175
  1,205,000       6.400%, 01/01/17....................................     Aaa/AAA           1,263,744
    500,000       5.550%, 07/01/18....................................     Aaa/AAA             498,750
  1,465,000       5.800%, 01/01/19....................................     Aaa/AAA           1,490,637
    215,000       7.900%, 01/01/21....................................     Aaa/AAA             218,494
  1,060,000       7.450%, 01/01/23....................................     Aaa/AAA           1,082,525
  6,900,000       6.300%, 01/01/28....................................     Aaa/AAA           7,124,250
  2,890,000       6.375%, 07/01/28....................................     Aaa/AAA           3,005,600
  2,430,000       6.250%, 07/01/28....................................     Aaa/AAA           2,515,050
                                                                                          ------------
                                                                                            31,230,999
                                                                                          ------------
               POLLUTION CONTROL REVENUE (9.9%)
               Ashland Kentucky Pollution Control Revenue,
                  (Ashland, Inc.)
  3,000,000       6.650%, 08/01/09....................................     Baa2/NR           3,108,750
               Boone County Kentucky Pollution Control, (DPL-
                  Dayton Power & Light)
  4,000,000       6.500%, 11/15/22....................................     A2/BBB+           4,125,000
               Carroll County Kentucky Pollution Control Revenue,
                  (Powergen-formerly LGE Energy)
  4,500,000       7.450%, 09/15/16....................................      A1/A-            4,747,500
  2,910,000       6.250%, 02/01/18....................................      A1/A-            2,968,200
               Jefferson County Kentucky Pollution Control Revenue,
                  (Powergen-formerly LGE Energy)
  3,800,000       5.900%, 04/15/23....................................      A1/A-            3,852,250
               Wickliffe Kentucky Pollution Control, (Westvaco)
  2,455,000       6.200%, 04/01/07....................................    Baa1/BBB+          2,459,665
                                                                                          ------------
                                                                                            21,261,365
                                                                                          ------------




               SCHOOLS (10.2%)
               Boone County Kentucky School District Finance
                  Corp. School Building Revenue
$ 1,750,000       6.750%, 09/01/09, Pre-Refunded......................      Aa3/A         $  1,831,637
  2,250,000       6.125%, 12/01/17, Pre-Refunded......................     Aa3/NR            2,370,937
  2,295,000       5.700%, 05/01/18....................................     Aa3/NR            2,381,063
               Boyd County Kentucky School District Finance Corp.
    575,000       5.375%, 10/01/17....................................     Aa3/NR              591,531
               Christian County Kentucky School District Finance Corp.
    500,000       5.000%, 06/01/09....................................     Aa3/NR              521,875
               Fayette County School Building Revenue
  1,780,000       5.700%, 12/01/16....................................     Aa3/A+            1,893,475
               Floyd County Kentucky School Building Revenue
    250,000       5.000%, 12/01/09....................................     Aa3/NR              261,250
               Grayson County Kentucky School Building Revenue
  1,940,000       6.000%, 01/01/15....................................     Aa3/NR            2,061,250
               Jefferson County Kentucky School District Finance
                  Corp. School Building Revenue
    455,000       6.200%, 01/01/06, MBIA Insured......................     Aaa/AAA             476,612
    165,000       6.200%, 01/01/06, MBIA Insured, Pre-refunded........     Aaa/AAA             173,044
    500,000       5.875%, 01/01/11....................................     Aa3/A+              523,125
    695,000       5.125%, 11/01/14, FSA Insured.......................     Aaa/AAA             709,769
               Lexington-Fayette Urban County Government
                  Project U.K. Library
    725,000       5.000%, 11/01/15, MBIA Insured......................     Aaa/AAA             731,344
               Meade County Kentucky School District Finance Corp.
    400,000       5.700%, 07/01/15....................................     Aa3/NR              426,500
    500,000       6.000%, 07/01/16....................................     Aa3/NR              538,125
               Middlesboro Kentucky Independent School District
                  Finance Corp.
    100,000       6.100%, 08/01/16....................................     Aa3/NR              108,000
               Nelson County Kentucky School Building Revenue
  1,820,000       5.750%, 04/01/15....................................     Aa3/NR            1,926,925
               Scott County Kentucky School Building Revenue
  2,750,000       5.900%, 06/01/18....................................     Aa3/NR            2,911,563



               Taylor County Kentucky School Building Revenue
$   280,000       6.000%, 08/01/16....................................     Aa3/NR         $    301,700
               Todd County Kentucky School Building Revenue
    980,000       6.300%, 10/01/14, Pre-Refunded......................      Aa3/A            1,066,975
                                                                                           -----------
                                                                                            21,806,700
                                                                                           -----------
               TRANSPORTATION (8.8%)
               Kenton County Kentucky Airport Board Airport Revenue
  5,240,000       6.300%, 03/01/15, FSA Insured.......................     Aaa/AAA           5,390,650
               Kentucky Interlocal School Transportation Authority
    150,000       5.100%, 03/01/05....................................      NR/A+              155,063
    145,000       5.400%, 06/01/17....................................      NR/A+              146,813
    200,000       6.000%, 12/01/20....................................      NR/A+              204,000
    400,000       6.000%, 12/01/20....................................      NR/A+              408,000
    300,000       5.800%, 12/01/20....................................      NR/A+              305,625
    400,000       5.650%, 12/01/20....................................      NR/A+              406,000
    350,000       5.600%, 12/01/20....................................      NR/A+              355,250
               Kentucky State Turnpike Auth. Econ. Dev. &
                  Resource Recovery Road Revenue
    120,000       8.500%, 07/01/06....................................      A1/A+              143,850
  1,000,000       6.500%, 07/01/08, AMBAC Insured.....................     Aaa/AAA           1,138,750
  1,000,000       5.625%, 07/01/12, FSA Insured.......................     Aaa/AAA           1,081,250
    200,000       5.625%, 07/07/13, FSA Insured.......................     Aaa/AAA             214,500
    500,000       5.625%, 07/01/14, FSA Insured.......................     Aaa/AAA             532,500
  3,605,000       5.625%, 07/01/15, AMBAC Insured.....................     Aaa/AAA           3,753,706
    450,000       5.250%, 07/01/15, FSA Insured.......................     Aaa/AAA             463,500
               Puerto Rico Commonwealth Highway & Transportation
                  Authority Highway Revenue
  4,000,000       6.625%, 07/01/12, Pre-Refunded......................     Baa1/A            4,210,000
                                                                                          ------------
                                                                                            18,909,457
                                                                                          ------------
               UTILITIES (5.8%)
               Carrolton & Henderson Kentucky Gas Revenue
  1,400,000       5.000%, 01/01/09, FSA Insured.......................     Aaa/AAA           1,410,500
               Hardin County, Kentucky Water District
  1,000,000       5.900%, 01/01/25, MBIA Insured......................     Aaa/AAA           1,056,250
               Kenton County Kentucky Water District Water/
                  Sewer Revenue
   1,000,000      6.000%, 02/01/17, FGIC Insured......................     Aaa/AAA           1,051,250


               Louisville and Jefferson County Kentucky Metropolitan
                  Sewer District Revenue
$ 1,000,000       5.000%, 05/15/12, MBIA Insured......................     Aaa/AAA        $  1,030,000
  2,000,000       5.300%, 05/15/19, MBIA Insured......................     Aaa/AAA           2,017,500
  4,070,000       5.500%, 05/15/23, MBIA Insured......................     Aaa/AAA           4,120,875
  1,525,000       6.500%, 05/15/24, MBIA Insured, Pre-Refunded........     Aaa/AAA           1,677,500
                                                                                          ------------
                                                                                            12,363,875
                                                                                          ------------
               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES (1.3%)
               Kentucky Development Finance Authority
                  Hospital Revenue
  2,800,000       5.000%, 01/01/22 +..................................     Aaa/AAA           2,800,000
                                                                                          ------------

               Total Investments (cost $203,414,823**).........     98.7%                  211,678,312
               Other assets less liabilities...................      1.3                     2,817,745
                                                                   ------                 ------------
               Net Assets .....................................    100.0%                 $214,496,057
                                                                   ======                 ============

               * Any security not rated has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

               **   Cost for Federal tax purposes is identical.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                              PORTFOLIO ABBREVIATIONS:
               -------------------------------------------------------
                  ACA    - American Capital Access
                  AMBAC  - American Municipal Bond Assurance Corp.
                  FGIC   - Financial Guaranty Insurance Co.
                  FHA    - Federal Housing Administration
                  FSA    - Financial Security Assurance
                  MBIA   - Municipal Bond Investors Assurance Corp.


                See accompanying notes to financial statements.

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

ASSETS
   Investments at value (cost $203,414,823) ..............................................   $ 211,678,312
   Interest receivable ...................................................................       3,503,550
   Receivable for investment securities sold .............................................         435,620
   Receivable for Fund shares sold .......................................................         172,003
   Other assets ..........................................................................             799
                                                                                             -------------
      Total assets .......................................................................     215,790,284
                                                                                             -------------

LIABILITIES
   Cash overdraft ........................................................................         391,789
   Payable for Fund shares redeemed ......................................................         375,377
   Dividends payable .....................................................................         296,021
   Distribution fees payable .............................................................          79,232
   Management fee payable ................................................................          72,996
   Accrued expenses ......................................................................          78,812
                                                                                             -------------
      Total liabilities ..................................................................       1,294,227
                                                                                             -------------

NET ASSETS ...............................................................................   $ 214,496,057
                                                                                             =============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ....   $     206,323
   Additional paid-in capital ............................................................     208,885,277
   Undistributed net investment income ...................................................             209
   Accumulated net realized loss on investments ..........................................      (2,859,241)
   Net unrealized appreciation on investments ............................................       8,263,489
                                                                                             -------------
                                                                                             $ 214,496,057
                                                                                             =============
CLASS A
   Net Assets ............................................................................   $ 196,890,033
                                                                                             =============
   Capital shares outstanding ............................................................      18,939,491
                                                                                             =============
   Net asset value and redemption price per share ........................................   $       10.40
                                                                                             =============
   Offering price per share (100/96 of $10.40 adjusted to nearest cent) ..................   $       10.83
                                                                                             =============

CLASS C
   Net Assets ............................................................................   $   1,861,491
                                                                                             =============
   Capital shares outstanding ............................................................         179,133
                                                                                             =============
   Net asset value and offering price per share ..........................................   $       10.39
                                                                                             =============

   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) .........................................   $       10.39*
                                                                                             =============

CLASS Y
   Net Assets ............................................................................   $  15,744,533
                                                                                             =============
   Capital shares outstanding ............................................................       1,513,631
                                                                                             =============
   Net asset value, offering and redemption price per share ..............................   $       10.40
                                                                                             =============

                 See accompanying notes to financial statements.



                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
     Interest income .....................................................                     $ 12,542,952

Expenses:

     Management fee (note 3) .............................................    $    859,027
     Distribution and service fees (note 3) ..............................         316,350
     Transfer and shareholder servicing agent fees .......................         117,452
     Trustees' fees and expenses (note 8) ................................          82,238
     Legal fees ..........................................................          60,971
     Shareholders' reports and proxy statements ..........................          42,745
     Custodian fees ......................................................          29,428
     Audit and accounting fees ...........................................          26,102
     Insurance ...........................................................           9,067
     Registration fees and dues ..........................................           8,771
     Miscellaneous .......................................................          29,773
                                                                              ------------
     Total expenses ......................................................       1,581,924

     Expenses paid indirectly (note 7) ...................................         (26,454)
                                                                              ------------
     Net expenses ........................................................                        1,555,470
                                                                                               ------------
     Net investment income ...............................................                       10,987,482

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized loss from securities transactions ......................        (781,368)
     Change in unrealized appreciation on investments ....................       7,189,790
                                                                              ------------

     Net realized and unrealized gain on investments .....................                        6,408,422
                                                                                               ------------
     Net increase in net assets resulting from operations ................                     $ 17,395,904
                                                                                               ============

                 See accompanying notes to financial statements.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED        YEAR ENDED
                                                                             DECEMBER 31,      DECEMBER 31,
                                                                                 2000              1999
OPERATIONS:
   Net investment income ...............................................    $  10,987,482     $  11,777,033
   Net realized loss from securities transactions ......................         (781,368)       (2,077,873)
   Change in unrealized appreciation on investments ....................        7,189,790       (13,367,712)
                                                                            -------------     -------------
      Change in net assets from operations .............................       17,395,904        (3,668,552)
                                                                            -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
   Class A Shares:
   Net investment income ...............................................      (10,185,665)      (11,098,723)
   Net realized gain on investments ....................................                -          (712,904)

   Class C Shares:
   Net investment income ...............................................          (74,848)          (61,991)
   Net realized gain on investments ....................................                -            (6,285)

   Class Y Shares:
   Net investment income ...............................................         (726,760)         (754,212)
   Net realized gain on investments ....................................                -           (46,239)
                                                                            -------------     -------------
      Change in net assets from distributions ..........................      (10,987,273)      (12,680,354)
                                                                            -------------     -------------

CAPITAL SHARE TRANSACTIONS (note 9):
   Proceeds from shares sold ...........................................       17,013,756        22,053,760
   Reinvested dividends and distributions ..............................        5,146,876         6,456,809
   Cost of shares redeemed .............................................      (35,192,869)      (35,993,090)
                                                                            -------------     -------------
      Change in net assets from capital share transactions .............      (13,032,237)       (7,482,521)
                                                                            -------------     -------------

      Change in net assets (including undistributed net investment
        income of $209 and $0, respectively) ...........................       (6,623,606)      (23,831,427)

NET ASSETS:
   Beginning of period .................................................      221,119,663       244,951,090
                                                                            -------------     -------------

   End of period .......................................................    $ 214,496,057     $ 221,119,663
                                                                            =============     =============

                See accompanying notes to financial statements.



                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 2000 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.


c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.   FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund had been delegated to a Sub-Adviser through June 30, 2000 as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Fund's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") served as the Investment Sub-Adviser for the Fund through June 30, 2000 under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provided, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranged for the purchases and sales of portfolio securities, and provided for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser was entitled to receive a fee from the Manager which was payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% on the Fund's net assets.


     On June 11, 2000, the Board of Trustees approved a change in the above management arrangements to be effective on July 1, 2000. On that date, the Manager assumed full responsibility for the Fund's investment program together with the other duties previously performed by the Sub-Adviser as described above. The total fee schedule did not change as a result of these new arrangements.

     Specific details as to the nature and extent of the services provided by the Manager and by the Sub-Adviser (through June 30, 2000) are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)   DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers ("Qualified Recipients") or others selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2000, service fees on Class A Shares amounted to $298,766 of which the Distributor received $7,055.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2000, amounted to $13,188. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2000, amounted to $4,396. The total of these payments with respect to Class C Shares amounted to $17,584 of which the Distributor received $10,129.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2000, total commissions on sales of Class A Shares amounted to $191,643 of which the Distributor received $19,917.


4.   PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2000, purchases of securities and proceeds from the sales of securities aggregated $13,680,178 and $21,862,590 respectively.

     At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $8,374,264 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $110,775 for a net unrealized appreciation of $8,263,489.

     At December 31, 2000, the Fund has a capital loss carryover of $2,843,012, $1,820,125 of which expires on December 31, 2007 and $1,022,887 will expire on December 31, 2008. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss carryover is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5.   PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

6.   DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable. An additional distribution of gain may be made to the extent necessary to avoid payment of Federal taxes by the Fund.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax.

7.   EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.



8.   TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were nine Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $6,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 2000 such reimbursements averaged approximately $3,300 per Trustee.

9.   CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                                   YEAR ENDED                                 YEAR ENDED
                                                                DECEMBER 31, 2000                         DECEMBER 31, 1999
                                                           SHARES               AMOUNT               SHARES               AMOUNT
Class A Shares:
   Proceeds from shares sold ...................          1,168,767          $ 11,883,473           1,525,380          $ 16,084,824
   Reinvested distributions ....................            494,084             5,024,587             607,660             6,362,827
   Cost of shares redeemed .....................         (3,126,047)          (31,768,609)         (2,966,462)          (31,041,782)
                                                         ----------          ------------          ----------          ------------
      Net change ...............................         (1,463,196)          (14,860,549)           (833,422)           (8,594,131)
                                                         ----------          ------------          ----------          ------------

Class C Shares:
   Proceeds from shares sold ...................             51,545               526,418             119,878             1,262,958
   Reinvested distributions ....................              5,081                51,674               4,864                50,548
   Cost of shares redeemed .....................            (69,042)             (695,723)            (21,003)             (217,677)
                                                         ----------          ------------          ----------          ------------
      Net change ...............................            (12,416)             (117,631)            103,739             1,095,829
                                                         ----------          ------------          ----------          ------------

Class Y Shares:
   Proceeds from shares sold ...................            451,349             4,603,865             439,346             4,705,978
   Reinvested distributions ....................              6,883                70,615               4,179                43,434
   Cost of shares redeemed .....................           (266,623)           (2,728,537)           (446,192)           (4,733,631)
                                                         ----------          ------------          ----------          ------------
      Net change ...............................            191,609             1,945,943              (2,667)               15,781
                                                         ----------          ------------          ----------          ------------

Total transactions in Fund
   shares ......................................         (1,284,003)         $(13,032,237)           (732,350)         $ (7,482,521)
                                                         ==========          ============          ==========          ============


                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                            CLASS A

                                                                                    YEAR ENDED DECEMBER 31,
                                                                    2000         1999         1998         1997         1996
Net asset value, beginning of period ..........................   $  10.09     $  10.81     $  10.81     $  10.55     $  10.71
                                                                  --------     --------     --------     --------     --------
Income (loss) from investment operations:
   Net investment income ......................................       0.52         0.52         0.53         0.55         0.55
   Net gain (loss) on securities (both realized and unrealized)       0.31        (0.68)        0.01         0.27        (0.12)
                                                                  --------     --------     --------     --------     --------
   Total from investment operations ...........................       0.83        (0.16)        0.54         0.82         0.43
                                                                  --------     --------     --------     --------     --------
Less distributions (note 6):
   Dividends from net investment income .......................      (0.52)       (0.53)       (0.53)       (0.55)       (0.59)
   Distributions from capital gains ...........................          -        (0.03)       (0.01)       (0.01)           -
                                                                  --------     --------     --------     --------     --------
   Total distributions ........................................      (0.52)       (0.56)       (0.54)       (0.56)       (0.59)
                                                                  --------     --------     --------     --------     --------
Net asset value, end of period ................................   $  10.40     $  10.09     $  10.81     $  10.81     $  10.55
                                                                  ========     ========     ========     ========     ========

Total return (not reflecting sales charge) ....................       8.45%       (1.51)%       5.13%        8.08%        4.17%

Ratios/supplemental data
   Net assets, end of period (in thousands) ...................   $196,890     $205,842     $229,667     $226,477     $222,889
   Ratio of expenses to average net assets ....................       0.74%        0.72%        0.73%        0.73%        0.75%
   Ratio of net investment income to average net assets .......       5.10%        4.95%        4.89%        5.19%        5.22%
   Portfolio turnover rate ....................................       6.61%        6.35%       12.79%       22.39%        8.94%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....................       0.73%        0.71%        0.72%        0.72%        0.74%

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on May 1, 1998, pursuant to new management arrangements, was appointed as the Fund's Investment Sub-Adviser. On July 1, 2000, Aquila Management Corporation was appointed as the Fund's Investment adviser.

                See accompanying notes to financial statements.



                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         CLASS C

                                                                                                                 PERIOD
                                                                          YEAR ENDED DECEMBER 31,                 ENDED
                                                                 2000        1999        1998        1997   DEC. 31, 1996(1)
Net asset value, beginning of period .......................   $ 10.08     $ 10.81     $ 10.81     $ 10.55      $ 10.47
                                                               -------     -------     -------     -------      -------
Income (loss) from investment operations:
   Net investment income ...................................      0.43        0.43        0.44        0.46         0.37
   Net gain (loss) on securities (both
      realized and unrealized) .............................      0.31       (0.69)       0.01        0.27         0.11
                                                               -------     -------     -------     -------      -------
   Total from investment operations ........................      0.74       (0.26)       0.45        0.73         0.48
                                                               -------     -------     -------     -------      -------
Less distributions (note 6):
   Dividends from net investment income ....................     (0.43)      (0.44)      (0.44)      (0.46)       (0.40)
   Distributions from capital gains ........................        --       (0.03)      (0.01)      (0.01)          --
                                                               -------     -------     -------     -------      -------
   Total distributions .....................................     (0.43)      (0.47)      (0.45)      (0.47)       (0.40)
                                                               -------     -------     -------     -------      -------
Net asset value, end of period .............................   $ 10.39     $ 10.08     $ 10.81     $ 10.81      $ 10.55
                                                               =======     =======     =======     =======      =======
Total return (not reflecting sales charge) .................      7.54%      (2.45)%      4.24%       7.16%        4.72%+

Ratios/supplemental data
   Net assets, end of period (in thousands) ................   $ 1,861     $ 1,932     $   949     $   845      $   433
   Ratio of expenses to average net assets .................      1.59%       1.56%       1.59%       1.57%        1.56%*
   Ratio of net investment income
      to average net assets ................................      4.24%       4.09%       4.04%       4.30%        4.34%*
   Portfolio turnover rate .................................      6.61%       6.35%      12.79%      22.39%        8.94%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .................      1.58%       1.55%       1.57%       1.56%        1.55%*

                                                                                         CLASS Y

                                                                                                                PERIOD
                                                                          YEAR ENDED DECEMBER 31,                ENDED
                                                                 2000        1999        1998        1997   DEC. 31, 1996(1)
Net asset value, beginning of period .......................   $ 10.09     $ 10.82     $ 10.82     $ 10.55      $ 10.47
                                                               -------     -------     -------     -------      -------
Income (loss) from investment operations:
   Net investment income ...................................      0.53        0.53        0.54        0.56         0.43
   Net gain (loss) on securities (both
      realized and unrealized) .............................      0.32       (0.69)       0.02        0.29         0.11
                                                               -------     -------     -------     -------      -------
   Total from investment operations ........................      0.85       (0.16)       0.56        0.85         0.54
                                                               -------     -------     -------     -------      -------
Less distributions (note 6):
   Dividends from net investment income ....................     (0.54)      (0.54)      (0.55)      (0.57)       (0.46)
   Distributions from capital gains ........................        --       (0.03)      (0.01)      (0.01)          --
                                                               -------     -------     -------     -------      -------
   Total distributions .....................................     (0.54)      (0.57)      (0.56)      (0.58)       (0.46)
                                                               -------     -------     -------     -------      -------
Net asset value, end of period .............................   $ 10.40     $ 10.09     $ 10.82     $ 10.82      $ 10.55
                                                               =======     =======     =======     =======      =======
Total return (not reflecting sales charge) .................      8.62%      (1.46)%      5.26%       8.34%        5.24%+

Ratios/supplemental data
   Net assets, end of period (in thousands) ................   $15,745     $13,346     $14,335     $ 8,957      $ 5,823
   Ratio of expenses to average net assets .................      0.59%       0.57%       0.58%       0.57%        0.58%*
   Ratio of net investment income
      to average net assets ................................      5.25%       5.09%       5.03%       5.31%        5.41%*
   Portfolio turnover rate .................................      6.61%       6.35%      12.79%      22.39%        8.94%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .................      0.58%       0.56%       0.57%       0.56%        0.56%*

(1) For the period April 1, 1996 (commencement of operations) through December 31, 1996.
+    Not annualized.
*    Annualized.

                See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended December 31, 2000, $10,987,089 of dividends paid by Churchill Tax-Free Fund of Kentucky, constituting 99.9983% of total dividends paid during fiscal 2000, were exempt-interest dividends and $184 of dividends paid, constituting 0.0017% of total dividends paid during fiscal 2000 were ordinary dividend income.

     Prior to January 31, 2001, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2000 CALENDAR YEAR.